Exhibit 99.(a)(1)(iii)

NOTICE OF GUARANTEED DELIVERY
FOR
TENDER OF SHARES OF COMMON STOCK OF

THE THAI FUND, INC.

This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a stockholder's certificates for shares of common stock, par value $0.01 per share (the "Shares") of The Thai Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 11:59 p.m., New York time, September 9, 2013, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

The Depositary:

By First Class Mail:
Computershare
c/o Voluntary Corporate Actions
P.O. Box 43011
Providence, RI 02940-3011

By Overnight Courier:
Computershare
c/o Voluntary Corporate Actions
250 Royall Street Suite V
Canton, MA 02021

By Facsimile Transmission:

For Eligible Institutions only

617-360-6810

Confirm by Telephone: 781-575-2332

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN THE ONE LISTED
ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

The undersigned hereby tenders to The Thai Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Issuer Tender Offer Statement, dated August 12, 2013 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

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Number of Shares Tendered: _______________________________________________________________

Certificate Nos. (if available):

_______________________________________________________________________________________

_______________________________________________________________________________________

If Shares will be tendered by book-entry transfer, check box:

☐      The Depository Trust Company

Account Number:

_______________________________________________________________________________________

Name(s) of Record Holder(s):

_______________________________________________________________________________________

_______________________________________________________________________________________

Address:

_______________________________________________________________________________________

_______________________________________________________________________________________

Area Code and Telephone Number:

_______________________________________________________________________________________

_______________________________________________________________________________________

Taxpayer Identification (Social Security) Number:

_______________________________________________________________________________________

The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan:

☐      Yes       ☐      No

(Note: If neither of these boxes is checked, any such uncertificated Shares will not be tendered.)

Dated: _________________ , 2013	______________________________________________
______________________________________________
Signature(s)

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GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender Shares pursuant to the procedure for book-entry transfer) into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm: _______________________________	____________________________________________
(Authorized Signature)
Address: ____________________________________	Name: ______________________________________
(Please Print)
____________________________________________	Title: _______________________________________
City State Zip Code
Area Code and Tel. No. _________________________	Dated: ________________________________ , 2013

DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE
CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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